UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       on
                                   FORM 8-K/A

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 12, 2005


                                    XOMA LTD.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     BERMUDA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


              0-14710                               52-2154066
     (Commission File Number)           (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                          94710
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code             (510) 204-7200



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.01.  Entry into a Material Definitive Agreement

     On January 21, 2005, XOMA Ltd. announced additional details about the accounting treatment and financial impact of the recent restructuring of its RAPTIVA(R) agreement with Genentech, Inc., which took effect January 1, 2005.

     A copy of the press release is attached hereto as Exhibit 2 and is incorporated herein by reference.

Item 9.01.  Exhibits

     1.   Press Release dated January 12, 2005.*

     2.   Press Release dated January 21, 2005.

____________________________


*    Previously filed.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 21, 2005                    XOMA LTD.




                                            By:  /s/  Christopher J. Margolin
                                                 ------------------------------
                                                 Christopher J. Margolin
                                                 Vice President, General
                                                 Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description
------   -----------

1. Press Release dated January 12, 2005.*

2. Press Release dated January 21, 2005.

____________________________


*    Previously filed.

                                                                       Exhibit 2

Investor and Media Contacts:
Ellen M. Martin
Kureczka/Martin Associates
Investor Relations
Tel: (510) 832-2044

Deb McManus, APR
Media
(510) 204-7240

            XOMA PROVIDES FURTHER DETAILS OF THE ACCOUNTING IMPACT OF
                       CHANGES TO RAPTIVA(R) ARRANGEMENT
               **************************************************

BERKELEY, CA - January 21, 2005 - XOMA Ltd. (NASDAQ: XOMA) today announced additional details about the accounting treatment and financial impact of the recent restructuring of its RAPTIVA(R) agreement with Genentech, Inc., which took effect January 1, 2005.

     o The discharge of the $40 million development loan plus accrued interest will be recognized by XOMA as income in the first quarter of 2005.

     o The overall RAPTIVA(R) impact included in XOMA's reported statement of operations for the nine month period ended September 30, 2004 was a net expense of approximately $16.0 million, which consisted of collaboration agreement expense of $12.3 million, research and development expense of an additional $3.0 million, and interest expense of $0.7 million. XOMA has previously stated that it anticipated additional losses on RAPTIVA(R) beyond the third quarter of 2004. Under the terms of the new agreement, XOMA will be entitled to royalties on worldwide sales of RAPTIVA(R) beginning in the first quarter of 2005, and will be compensated by Genentech for any future RAPTIVA(R) development work that is requested. There will be no further collaboration agreement expense or interest expense on the development loan.

"Because of the importance of the restructuring of this agreement to XOMA's financial results, we felt it would be helpful to give investors a clearer picture of the positive financial impact compared with previously reported trends," said Peter B. Davis, chief financial officer of XOMA. "As we have stated pre-viously, this restructuring will immediately benefit our financial results beginning in the first quarter of 2005, by making RAPTIVA(R) profitable to XOMA and by strengthening our balance sheet. This is an important step in our goal of making XOMA profitable within three years."

-    About XOMA

XOMA is a biopharmaceutical company focused on the development and commercialization of antibody and other protein-based biopharmaceuticals for disease targets that include cancer, immunological and inflammatory disorders, and infectious diseases. XOMA's proprietary and collaborative product development programs include: RAPTIVA(R) for moderate to severe plaque psoriasis (marketed) and other indications with Genentech, Inc.; MLN 2222, a recombinant protein for reducing the incidence of post-operative events in coronary artery bypass graft surgery patients with Millennium Pharmaceuticals, Inc. (Phase I); CHIR-12.12, an anti-CD40 antibody for treating B-cell tumors and additional product candidates in connection with an antibody oncology collaboration with Chiron Corporation (preclinical); a TPO mimetic antibody to treat chemotherapy-induced thrombocytopenia in collaboration with Alexion Pharmaceuticals, Inc. (preclinical); and anti-gastrin antibody product candidates in conjunction with the antibody collaboration for the treatment of gastrointestinal cancers with Aphton Corporation (preclinical). Licensing agreements include: ING-1, XOMA's proprietary, anti-tumor monoclonal antibody for the treatment of various adenocarcinomas in conjunction with a licensing arrangement with Triton BioSystems, Inc.; and XOMA's bactericidal/permeability-increasing protein (BPI), including NEUPREX, for product commercialization in conjunction with an exclusive licensing agreement with Zephyr Sciences, Inc. For more information about XOMA's product pipeline and antibody product development capabilities and technologies, please visit XOMA's website at http://www.xoma.com/.


Certain statements contained herein concerning the Company's potential for profitability and future sales of RAPTIVA(R), or that otherwise relate to future periods, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions that may not prove accurate. Actual results could differ materially from those anticipated due to certain risks inherent in the biotechnology industry and for companies engaged in the development of new products in a regulated market.


Among other things, the Company's ability to achieve profitability will depend on the success of the sales efforts for RAPTIVA(R), the Company's ability to effectively anticipate and manage its expenditures and the availability of capital market and other financing, and the sales efforts for RAPTIVA(R) may not be successful if Genentech or its partner, Serono SA, fails to meet its commercialization goals, due to the strength of the competition, if physicians do not adopt the product as treatment for their patients or if important remaining regulatory approvals are not obtained. These and other risks, including those related to the results of pre-clinical testing, the timing or results of pending and future clinical trials (including the design and progress of clinical trials; safety and efficacy of the products being tested; action, inaction or delay by the FDA, European or other regulators or their advisory bodies;

and analysis or interpretation by, or submission to, these entities or others of scientific data), changes in the status of the existing collaborative relationships, the ability of collaborators and other partners to meet their obligations, market demand for products, scale up and marketing capabilities, competition, international operations, share price volatility, availability of additional licensing or collaboration opportunities, uncertainties regarding the status of biotechnology patents, uncertainties as to the cost of protecting intellectual property and risks associated with XOMA's status as a Bermuda company, are described in more detail in the Company's most recent annual report on Form 10-K and in other SEC filings.


                                       ###